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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 18, 2004
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                         Ameritrans Capital Corporation
         --------------------------------------------------------------

             (Exact name of Registrant as specified in its charter)

            Delaware                   333-63951             52-2102424
 -------------------------------      -----------         ----------------
 (State or other jurisdiction of      (Commission         (I.R.S. Employee
 incorporation or organization)        File No.)            I.D. Number)

            747 Third Avenue, 4th Floor
                New York, New York                         10017
      ---------------------------------------           ----------
      (Address of principal executive offices           (Zip Code)

                                 (800) 214-1047
                            ------------------------
              (Registrant's telephone number, including area code)

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ITEM 7.  Financial Statements and Exhibits

         c.  Exhibits

             99.1   Press Release dated February 18, 2004

ITEM 12. Results of Operations and Financial Condition.

         On February 18, 2004 Ameritrans Capital Corporation issued a press release announcing its results for the quarter ended December 31, 2003. The press release is attached hereto as Exhibit 99.1.

         The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                           AMERITRANS CAPITAL CORPORATION


                                           By: /s/ GARY C. GRANOFF
                                              ----------------------------------
                                                Name:  Gary C. Granoff
                                                Title:  President

Dated: February 18, 2004


Exhibit Index


Exhibit
Number                   Description
-------                  -----------
99.1                     Press Release dated February 18, 2004


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